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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington D.C.  20549


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) February 28, 1997


                             THE HERTZ CORPORATION
             (Exact name of registrant as specified in its charter)


           DELAWARE                       1-7541                 13-1938568
(State or other jurisdiction of   (Commission File Number)    (I.R.S. Employer
         incorporation)                                      Identification No.)


          225 BRAE BOULEVARD
        PARK RIDGE, NEW JERSEY                               07656-0713
(Address of principal executive offices)                     (Zip Code)

       Registrant's telephone number, including area code (201) 307-2000



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ITEM 5.  OTHER EVENTS

                 (a) On February 28, 1997, The Hertz Corporation ("Hertz") announced that it has filed a registration statement with the Securities and Exchange Commission for a potential initial public offering ("Offering") of less than 20% of Hertz' common stock. A copy of the news release dated February 28, 1997 issued by Hertz is attached as Exhibit 20 hereto and incorporated by reference herein.

                 (b) On February 27, 1997, Hertz issued 1,290 shares of its 5.11% Cumulative Series C Preferred Stock, par value $.01 per share, to Ford Motor Company ("Ford") having an aggregate liquidation preference of $129 million for a purchase price equal to the aggregate liquidation preference, and Hertz declared and paid a dividend on its common stock to Ford in the form of a note in the principal amount of $460 million.

                 Hertz is filing herewith audited consolidated financial statements of Hertz for each of the years in the three-year period ended December 31, 1996 and as of December 31, 1996 and 1995 as Exhibit 99.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     Exhibits

        12     --  Computation of Consolidated Ratio of Earnings to Fixed
                   Charges for each of the five years in the period ended
                   December 31, 1996.

        20     --  News Release Dated February 28, 1997.

        23     --  Consent of Independent Accountants.

        27     --  Consolidated Financial Data Schedule for the year ended
                   December 31, 1996.

        99     --  Audited Consolidated Financial Statements of Hertz for each of the years in the three-year period ended December 31, 1996 and as of December 31, 1996 and 1995.





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                                   SIGNATURE

                Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


                                        THE HERTZ CORPORATION


                                        By: /s/ Leo A. Massad, Jr.
                                           ------------------------------------
                                            Leo A. Massad, Jr.
                                            Staff Vice President and Controller
                                            (Principal Accounting Officer)


Date:  February 28, 1997





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                               INDEX TO EXHIBITS


         EXHIBIT
         NUMBER
         -------
         12     --  Computation of Consolidated Ratio of Earnings to Fixed
                    Charges for each of the five years in the period ended
                    December 31, 1996.

         20     --  News Release Dated February 28, 1997.

         23     --  Consent of Independent Accountants.

         27     --  Consolidated Financial Data Schedule for the year ended
                    December 31, 1996.

         99     --  Audited Consolidated Financial Statements of Hertz for each of the years in the three-year period ended December 31, 1996 and as of December 31, 1996 and 1995.